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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                               DATED MAY 1, 1997

    The eleventh paragraph under the heading "The Fund and its Management" appearing on page 12 of the Prospectus is hereby amended to read as follows:

            The MID-CAP GROWTH PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of the MID-CAP GROWTH PORTFOLIO (except for any brokerage fees) and waive the compensation provided for that Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first.

July 21, 1997